Filed pursuant to Rule 497(a)

File No. 333-205540

Rule 482ad

Eagle Point Credit Company Inc.

December 1, 2015

$25,000,000

7.00% NOTES DUE 2020

TERM SHEET

The following sets forth the final terms of the 7.00% Notes due 2020 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated November 30, 2015, together with the accompanying prospectus dated November 25, 2015, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Eagle Point Credit Company Inc.
Expected Rating:*	Egan-Jones Ratings Company: A-
Aggregate Principal Amount:	$25,000,000
Over-Allotment Option:	The Underwriter may purchase from the Issuer up to an additional $3,750,000 aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the Trade Date.
Initial Public Offering Price:	100% of the Aggregate Principal Amount
Denominations:	$25 and integral multiples of $25 in excess thereof
Principal Payable at Maturity:	100% of the Aggregate Principal Amount
Net Proceeds to Issuer (before expenses):	$24,250,000
Listing:	The Issuer intends to list the Notes on the New York Stock Exchange (the “NYSE”) under the symbol “ECCZ” and expect trading of the Notes on the NYSE to begin within 30 days after the Original Issue Date.
Interest:	7.00% per year, payable every March 31, June 30, September 30 and December 31, commencing on March 31, 2016.
Regular Record Dates for Interest:	Each March 15, June 15, September 15 and December 15, commencing on March 15, 2016
Day Count Basis:	360-day year of twelve 30-day months
Trade Date:	December 1, 2015
Original Issue Date:	December 4, 2015 (T+3)
Maturity Date:	December 31, 2020
Specified Currency:	U.S. Dollars
Optional Redemption:

The Issuer may redeem the Notes at any time, in whole or in part at any time or from time to time on or after

December 31, 2017, at the Issuer’s option, upon not less than 30-days’ nor more than 60 days’ prior written notice, at a redemption price equal to $25 per Note plus unpaid interest payable thereon accrued to, but excluding, the date fixed for redemption.

Redemption for Asset Coverage:	If the Issuer fails to maintain asset coverage with respect to securities issued under the indenture which governs the Notes of at least 300% as of the close of business on the last business day of any calendar quarter and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of the Issuer’s Annual Report on Form N-CSR, Semiannual Report on Form N-CSRS or Quarterly Report on Form N-Q, as applicable, for that quarter, or the “Asset Coverage Cure Date,” then the Issuer will be required to redeem, within 90 calendar days of the Asset Coverage Cure Date, an aggregate principal amount of securities issued under the indenture (which in the Issuer’s discretion may include any number or portion of the Notes) that, when combined with any preferred stock redeemed for failure to maintain the asset coverage required for preferred stock, (1) results in the Issuer having asset coverage of at least 300% or (2) if smaller, the maximum aggregate principal amount of such securities that can be redeemed out of funds legally available for such redemption.
CUSIP/ISIN:	269809208/ US2698092085
Underwriter:	Incapital LLC
Trustee, Paying Agent, Registrar and Transfer Agent:	American Stock Transfer & Trust Company, LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors should consider the Issuer’s investment objectives, risks, charges and expenses carefully before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Issuer and the Notes and should be read carefully before investing. The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this term sheet are not offers to sell securities and are not soliciting offers to buy securities in any jurisdiction where the offer or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a prospectus and a related prospectus supplement. Copies of the Preliminary Prospectus may be obtained by writing Incapital LLC at, Attention: DCM Prospectus Department, 200 S. Wacker Drive, Suite 3700, Chicago, Illinois 60606, by calling 1 (800) 327-1546, or by sending an e-mail to prospectus_requests@incapital.com; copies may also be obtained by visiting EDGAR on the SEC website at http://www.sec.gov.